Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Amended and Restated Supplement dated June 3, 2016 to the

GMO Series Trust Prospectus,

dated June 30, 2015

This supplement amends and restates all prior supplements to the GMO Series Trust Prospectus, dated June 30, 2015. The text of prior supplements begins on page 4.

Asset Allocation and Developed Fixed Income Teams

Ben Inker and Sam Wilderman serve as Co-Heads of the Asset Allocation and Developed Fixed Income Teams of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). As part of a transition plan, Mr. Wilderman will be reducing his involvement in the day-to-day management of the Funds managed by GMO’s Asset Allocation and Developed Fixed Income Teams (set forth below) over the coming months through December 31, 2016, after which he will no longer serve as Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the Funds for which the Asset Allocation and Developed Fixed Income Teams have primary responsibility (set forth below). In addition, effective July 1, 2016, the Asset Allocation Team will no longer exercise high-level investment oversight over U.S. Equity Allocation Series Fund.

Global Equity Team

Effective July 1, 2016, David Cowan and Chris Fortson will no longer be involved in the portfolio management of the U.S. Equity Allocation Series Fund, and Neil Constable will serve as the sole Head of GMO’s Global Equity Team.

Management of the Trust

Effective as of July 1, 2016 (except as otherwise noted), the tables on pages 72-73 of the Prospectus that identify the different Investment Teams of GMO primarily responsible for managing the portfolios of different Funds and the Senior Member(s) of GMO’s Investment Teams who are primarily responsible for providing portfolio management services to the Funds, are replaced with the following:

Investment Team	Primary Responsibilities
Asset Allocation	Asset Allocation Series Funds
Global Equity	U.S. Equity Allocation Series Fund
Focused Equity	Quality Series Fund
International Active	Foreign Series Fund
Emerging Markets Equity	Emerging Countries Series Fund
Developed Fixed Income	Fixed Income Series Funds (except Emerging Country Debt Series Fund)
Emerging Country Debt	Emerging Country Debt Series Fund

Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Series Funds[1]	Ben Inker	Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996 and of GMO’s developed fixed income portfolios since November 2014.

	Sam Wilderman[3]	Co-Head, Asset Allocation Team and Co-Head, Developed Fixed Income Team, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since September 2012 and of GMO’s developed fixed income portfolios since November 2014. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team from 2009 to September 2012.

Funds	Senior Member	Title; Business Experience During Past 5 Years
U.S. Equity Allocation Series Fund	Neil Constable	Head, Global Equity Team, GMO. Dr. Constable has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2006.

Quality Series Fund	Thomas Hancock

Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998 and was Co-Head of the Global Equity Team from 2009 to September 2015.

	Anthony Hene	Portfolio Manager, Focused Equity Team, GMO. Mr. Hene has been in this role since September, 2015. Mr. Hene has been responsible for providing portfolio management and research services for this and other global equity portfolios at GMO since 1995.

Foreign Series Fund	Drew Spangler	Head, International Active Team, GMO. Mr. Spangler has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since May 2011. Previously, Mr. Spangler provided portfolio and research services to GMO’s international active equity portfolios since 1994.

Emerging Countries Series Fund	Arjun Divecha	Head, Emerging Markets Equity Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.
Amit Bhartia

Portfolio Manager, Emerging Markets Equity Team, GMO Singapore. Mr. Bhartia has been responsible for providing portfolio management and research services to this and GMO’s other emerging markets equity portfolios since 1995 and has overseen the portfolio management of GMO’s emerging domestic opportunity equity portfolios since 2011.

	Warren Chiang	Portfolio Manager, Emerging Markets Equity Team, GMO. Mr. Chiang has been responsible for overseeing the portfolio management of these emerging markets equity portfolios since June 2015. Previously, Mr. Chiang was Managing Director, Head of Active Equity Strategies at Mellon Capital Management.

Fixed Income Series Funds (except Emerging Country Debt Series Fund)	Ben Inker	See above.
	Sam Wilderman[3]	See above.
Jason Hotra[4]

Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Hotra has been responsible for providing portfolio management services to GMO’s developed fixed income portfolios since June 2016. Previously, Mr. Hotra was a portfolio manager at Convexity Capital Management.

	Greg Jones	Portfolio Manager, Developed Fixed Income Team, GMO. Dr. Jones has been responsible for providing portfolio management and research services to GMO’s developed fixed income portfolios since 2008.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Emerging Country Debt Series Fund[2]	Thomas Cooper	Co-Head, Emerging Country Debt Team, GMO. Mr. Cooper has been responsible for overseeing the portfolio management of GMO’s emerging country debt portfolios since 1994.
	Tina Vandersteel	Co-Head, Emerging Country Debt Team, GMO. Ms. Vandersteel has been in this role since October, 2015. Ms. Vandersteel has been responsible for providing research and portfolio management services for this and other emerging debt portfolios at GMO since 2004.

[1]	For Benchmark-Free Allocation Series Fund, a substantial portion of the assets of its Institutional Fund is typically invested in GMO Implementation Fund (see “Investment in Other GMO Funds — GMO Implementation Fund” beginning on page 102 of this Prospectus), where allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team selects equity securities within GMO Implementation Fund.
[2]	Following Mr. Cooper’s retirement on September 30, 2016, Ms. Vandersteel will be the sole Senior Member and Head of the Emerging Country Debt Team.
[3]	Effective January 1, 2017, Mr. Wilderman will no longer serve as the Co-Head of the Asset Allocation and Developed Fixed Income Teams or be involved in the portfolio management of the Funds.
[4]	Effective June 1, 2016, Jason Hotra serves as a portfolio manager of the Funds.

In addition, the “Investment Team,” the individual(s) identified as “Senior Members,” and the Senior Members’ titles in the “Management of the Fund” section of each Fund’s Fund Summary in the Prospectus are amended to reflect the foregoing.

All Prior Amendments

GMO Emerging Country Debt Series Fund

Thomas Cooper and Tina Vandersteel serve as Senior Members and Co-Heads of the Emerging Country Debt Team of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), investment adviser to GMO Emerging Country Debt Series Fund (“ECDSF”).

As part of a transition plan, Mr. Cooper will be reducing his involvement in the day-to-day management of ECDSF over the coming months. Mr. Cooper will remain involved in the management of ECDSF’s portfolio through his retirement on September 30, 2016. Thereafter, Ms. Vandersteel will be the sole Senior Member and Head of the Emerging Country Debt Team. All references to the “Senior Members” of the Emerging Country Debt Team in the Prospectus are amended, and a footnote to the table above under “Management of the Trust” has been added, to reflect the foregoing.

ECDSF invests substantially all of its assets in GMO Emerging Country Debt Fund (“ECDF”), a series of GMO Trust not offered in this Prospectus. Effective February 1, 2016, ECDF charges a purchase premium of 0.75% of the amount invested and a redemption fee of 0.75% of the amount redeemed. The section captioned “Shareholder fees” on page 52 of the Prospectus is replaced with the following:

Shareholder fees

(fees paid directly from your investment)

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.75%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.75%[1]

In addition, the section captioned “Example” on page 52 is replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Amounts shown include the expenses of both ECDF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R4	$241	$437	$163	$353
Class R5	$226	$390	$148	$306
Class R6	$216	$359	$138	$274

GMO International Bond Series Fund

The Board of Trustees of GMO Series Trust approved the termination of GMO International Bond Series Fund (“IBSF”), effective September 24, 2015. All references to IBSF in the Prospectus are amended to reflect the foregoing.

In addition, the Board of Trustees of GMO Trust approved the liquidation and termination of GMO International Bond Fund (“IBF”), an underlying GMO Fund. IBF was liquidated on September 30, 2015. All references to IBF in the Prospectus are amended to reflect the foregoing.

Description of Principal Risks

In the sub-section captioned “Management and Operational Risk” on pages 70-71 of the Prospectus, the second paragraph is replaced with the following:

As described in the Fund summaries, for some Funds, GMO uses quantitative analyses and models as part of its investment process. GMO’s models support portfolio decisions but are not necessarily predictive of future market events. These analyses and models also make simplifying assumptions that may limit their effectiveness. The data available and utilized for analysis or manipulation by the models is subject to limitations (e.g., inaccuracies, staleness). Any of those assumptions and/or limitations could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment may be wrong.

GMO relies more heavily on quantitative models in making investment decisions for GMO SGM Major Markets Fund, a GMO Fund not offered by this Prospectus. The usefulness of those models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third party technology that may include bugs or viruses, and by the retrieval of imperfect data for processing by the model. These aspects are present in the ordinary course of business and are more likely to occur at times of rapidly changing models. Any of these aspects could adversely affect GMO SGM Major Markets Fund’s performance.

In addition, the description of “Management and Operational Risk” included in the “Principal risks of investing in the Fund” section of each Fund’s Fund Summary in the Prospectus is amended to reflect the foregoing.

Determination of Net Asset Value

The following is added as a new paragraph immediately following the paragraph beginning “‘Quoted price’ typically means the bid price for securities held long and the ask price for securities sold short.” on page 77 of the Prospectus:

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.